Exhibit 10.8

LOCK-UP AGREEMENT

This LOCK-UP AGREEMENT (the “Agreement”) is made as of the 31st day of December, 2010, by __________ (the “Holder”), in connection with his or its ownership of shares of United American Petroleum Corp., a Nevada corporation (the “Company”).

RECITALS

A. WHEREAS, the Company requires substantial additional funds to effectuate its business plan;

B. WHEREAS, the Company has negotiated certain terms with an investor, who requires the execution of this Agreement as a condition precedent to it providing funds to the Company; and

C. WHEREAS, the holder is willing to enter into this Agreement in connection with such investment on the terms provided herein.

NOW, THEREFORE, IN CONSIDERATION OF THESE PRESENTS AND FOR SUCH OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE HOLDER AGREES AS FOLLOWS:

1. Background.

(a) The Holder is the beneficial owner of _________ shares of the Common Stock, $ 0.001 par value, of the Company (the “Shares”).

(b) The Holder acknowledges that the Company has entered into or will enter into on or about the date hereof (the “Offering”) one or more agreements (collectively, the “Financing Agreements”) with an investor (the “Investor”), effective as of the date hereof. The Holder understands that, as a condition to closing the Offering, the Investor has required, and the Company has agreed to obtain on behalf of the Investor, an agreement from the Holder to refrain from selling the Shares or any securities of the Company from the date of this Agreement until the twenty four month anniversary thereof (the “Restriction Period”), except as specified in Section 2. The Holder has entered into this Agreement in order to induce the Investor to close the transactions contemplated by such Financing Agreements.

2. Sale Restriction.

(a) The Holder hereby agrees that during the Restriction Period, the Holder will not sell, transfer, or otherwise dispose of more than twenty five percent (25%) of the Shares during each three month period after the twelve (12) month anniversary date of this Agreement, other than in connection with an offer made to all stockholders of the Company in connection with merger, consolidation, or similar transaction involving the Company.

The Holder further agrees that the Company is authorized to and the Company agrees to place “stop orders” on its books to prevent any transfer of Shares or other securities of the Company held by the Holder in violation of this Agreement. The Company agrees to use commercially reasonable efforts not to allow any transaction inconsistent with this Agreement.

(b) Notwithstanding the foregoing restrictions on transfer, the Holder may, at any time and from time to time during the Restriction Period, transfer all or a portion of the Shares (i) as bona fide gifts or transfers by will or intestacy and (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the Holder, provided that any such transfer shall not involve a disposition for value; provided, that, in the case of any gift or transfer described in clauses (i) and (ii), each donee or transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned.

(c) In the event of any stock dividend, stock split or consolidation of shares or any like capital adjustment of any of the outstanding securities of the Company, all new, substituted or additional securities or other property to which Holder becomes entitled by reason of ownership of the Shares shall be subject to restriction with the same force and effect as the Shares subject to restriction immediately before such event.

3. Miscellaneous.

(a) At any time, and from time to time, after the signing of this Agreement, the Holder will execute such additional instruments and take such action as may be reasonably requested by the Investor to carry out the intent and purposes of this Agreement.

(b) This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Nevada or in the federal courts located in the state of Nevada. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(c) Notice to the Company. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: United American Petroleum Corp., 3101 Bee Caves Road, Centre II, Suite 301, Austin, TX 78746 (ii) if to the Holder, to Michael Carey,  3101 Bee Caves Road, Centre II, Suite 301, Austin, TX 78746.

(d) Notice to the Holder. The Holder hereby irrevocably waives personal service of process and consents to process being served in any suit, action, or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to the Holder at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The Holder irrevocably appoints United American Petroleum Corp., as its true and lawful agent for service of process upon whom all processes of law and notices may be served and given in the manner described above; and such service and notice shall be deemed valid personal service and notice upon the Holder with the same force and validity as if served upon the Holder.

(e) The restrictions on transfer described in this Agreement are in addition to and cumulative with any other restrictions on transfer otherwise agreed to by the Holder or to which the Holder is subject to by applicable law.

(f) This Agreement shall be binding upon the Holder, its legal representatives, successors, and assigns.

(g) This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which will be one and the same document.  Facsimiles and electronic copies in portable document format (“PDF”) containing original signatures shall be deemed for all purposes to be originally signed copies of the documents that are the subject of such facsimiles or PDF versions.

 (h) The Company agrees not to take any action or allow any act to be taken that would be inconsistent with this Agreement.

(i) The Holder acknowledges that this Agreement is being entered into for the benefit of the Investor, may be enforced by the Investor and may not be amended without the written consent of the Investor, whose consent may be withheld, delayed, or denied for any reason or for no reason.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Holder has executed this Agreement as of the day and year first above written.

THE COMPANY:
United American Petroleum Corp.,
a Nevada corporation

By:	____________________________________

Its:

THE HOLDER:

By:           ___________________________________

_____________________________________________________________
Number of Shares of Common Stock Actually Owned

_____________________________________________________________
Number of Shares of Common Stock Beneficially Owned,
if different than Number of Shares Actually Owned (Describe
such shares and related instruments on next page.)